Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Cimpress plc (the “Company”) for the year ended June 30, 2021 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Robert S. Keane, Chief Executive Officer, and Sean E. Quinn, Chief Financial Officer, of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that, to his knowledge on the date hereof:
a.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
b.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 6, 2021	/s/ Robert S. Keane
Robert S. Keane
Chief Executive Officer

Date: August 6, 2021	/s/ Sean E. Quinn
Sean E. Quinn
Chief Financial Officer